LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 5, 2011

TO PROSPECTUS DATED OCTOBER 4, 2010 OF

LEGG MASON GLOBAL CURRENTS INTERNATIONAL

SMALL CAP OPPORTUNITY FUND

The following text replaces the section of the Fund’s prospectus titled “More on fund management: Manager and subadviser”:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2011, LMPFA’s total assets under management were approximately $195.6 billion.

Global Currents Investment Management, LLC (“GCIM” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. GCIM was established as part of an internal reorganization of Legg Mason’s international investment teams. GCIM is located at Delaware Corporate Center II, Suite 100, 2 Righter Parkway, Wilmington, Delaware 19803. As of March 31, 2011, GCIM’s total assets under management were approximately $3.9 billion.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2011, the total assets under management of Western Asset and its supervised affiliates were approximately $455.7 billion.

LMPFA, GCIM and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2011, Legg Mason’s asset management operations had aggregate assets under management of approximately $677.6 billion.

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